Exhibit (s)

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Richard Sennett, Robert I. Frenkel, Harris C. Goldblat and William J. Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee and/or officer of Permal Hedge Strategies Fund (i) the registration statement on Form N-2 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or (ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of November, 2011

/s/ R. Jay Gerken	Chairman, President, Chief Executive Officer and Director
R. Jay Gerken

/s/ Richard Sennett	Principal Financial Officer
Richard Sennett

/s/ Carol L. Colman	Trustee
Carol L. Colman

/s/ Daniel P. Cronin	Trustee
Daniel P. Cronin

/s/ Paolo M. Cucchi	Trustee
Paolo M. Cucchi

/s/ Leslie H. Gelb	Trustee
Leslie H. Gelb

/s/ William R. Hutchinson	Trustee
William R. Hutchinson

/s/ Dr. Riordan Roett	Trustee
Dr. Riordan Roett

/s/ Jeswald W. Salacuse Jeswald W. Salacuse	Trustee

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the person whose signature appears below hereby makes, constitutes and appoints each of Richard F. Sennett, Robert I. Frenkel and George P. Hoyt with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Trustee and/or officer of Permal Hedge Strategies Fund I, (i) the registration statement on Form N-2 (including amendments thereto and any filings made pursuant to Rule 462(b) of the Securities Act of 1933, as amended), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or (ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 4th day of June, 2013

Kenneth D. Fuller	Trustee

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the person whose signature appears below hereby makes, constitutes and appoints each of Kenneth D. Fuller, Richard F. Sennett, Robert I. Frenkel and George P. Hoyt with full power to act without the other, as her agent and attorney-in-fact for the purpose of executing in her name, in her capacity as a Trustee of Permal Hedge Strategies Fund I, (i) the registration statement on Form N-2 (including amendments thereto and any filings made pursuant to Rule 462(b) of the Securities Act of 1933, as amended), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or (ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 4th day of June, 2013

Eileen A. Kamerick	Trustee